Exhibit 10.6

JOINDER TO FIRST LIEN GUARANTY AND SECURITY AGREEMENT

Joinder (this “Joinder”), dated as of October 5, 2018, to the First Lien Guaranty and Security Agreement, dated as of August 7, 2017 (as amended, restated, supplemented, or otherwise modified from time to time, the “First Lien Guaranty and Security Agreement”), by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each, individually, a “Grantor”) and ACF FINCO I LP, a Delaware limited partnership, in its capacity as agent for the Lender Group (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain First Lien Credit Agreement dated as of August 7, 2017 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among Nuverra Environmental Solutions, Inc., a Delaware corporation, as borrower (“Borrower”), the lenders party thereto as “Lenders” (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), and Agent, the Lender Group has agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof;

WHEREAS, initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the First Lien Guaranty and Security Agreement or, if not defined therein, in the Credit Agreement, and this Joinder shall be subject to the rules of construction set forth in Section 1(b) of the First Lien Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis;

WHEREAS, Grantors have entered into the First Lien Guaranty and Security Agreement in order to induce the Lender Group to make certain financial accommodations to Borrower as provided for in the Credit Agreement and the other Loan Documents;

WHEREAS, pursuant to Section 5.11 of the Credit Agreement and Section 26 of the First Lien Guaranty and Security Agreement, certain Subsidiaries of the Loan Parties, must execute and deliver certain Loan Documents, including the First Lien Guaranty and Security Agreement, and the joinder to the First Lien Guaranty and Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Joinder in favor of Agent, for the benefit of the Lender Group; and

WHEREAS, each New Grantor (a) is a Subsidiary of Borrower and, as such, will benefit by virtue of the financial accommodations extended to Borrower by the Lender Group and (b) by becoming a Grantor will benefit from certain rights granted to the Grantors pursuant to the terms of the Loan Documents.

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

1.    In accordance with Section 26 of the First Lien Guaranty and Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” and “Guarantor” under the First Lien Guaranty and Security Agreement with the same force and effect as if originally named therein as a “Grantor” and “Guarantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the First Lien Guaranty and Security Agreement applicable to it as a “Grantor” or “Guarantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” or “Guarantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the foregoing, each New Grantor hereby (a) jointly and severally unconditionally and irrevocably guarantees as a primary obligor and not merely as a surety the full and prompt payment when due, whether upon maturity, acceleration, or otherwise, of all of the Guarantied Obligations, and (b) unconditionally grants, assigns, and pledges to Agent, for the benefit of the Lender Group, to secure the Secured Obligations, a continuing security interest in and to all of such New Grantor’s right, title and interest in and to the Collateral. Each reference to a “Grantor” or “Guarantor” in the First Lien Guaranty and Security Agreement shall be deemed to include each New Grantor. The First Lien Guaranty and Security Agreement is incorporated herein by reference.

2.    Schedule 1, “Commercial Tort Claims”, Schedule 2, “Copyrights”, Schedule 3, “Intellectual Property Licenses”, Schedule 4, “Patents”, Schedule 5, “Pledged Companies”, Schedule 6, “Trademarks”, Schedule 7, Name; Chief Executive Office; Tax Identification Numbers and Organizational Numbers, Schedule 8, “Owned Real Property”, Schedule 9, “Deposit Accounts and Securities Accounts”, Schedule 11, “List of Uniform Commercial Code Filing Jurisdictions”, and Schedule 12, “Certificated Equipment” attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7, Schedule 8, Schedule 9, Schedule 11, and Schedule 12 respectively, to the First Lien Guaranty and Security Agreement and shall be deemed a part thereof for all purposes of the First Lien Guaranty and Security Agreement.

3.    Each New Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each New Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction in connection with the Loan Documents.

4.    Each New Grantor represents and warrants to Agent, the Lender Group that this Joinder has been duly executed and delivered by such New Grantor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

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5.    This Joinder is a Loan Document. This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Joinder. Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder. Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.

6.    The First Lien Guaranty and Security Agreement, as supplemented hereby, shall remain in full force and effect.

7.    THIS JOINDER SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE FIRST LIEN GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

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IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the First Lien Guaranty and Security Agreement to be executed and delivered as of the day and year first above written.

NEW GRANTORS:	NUVERRA OHIO DISPOSAL LLC

	By:	/s/ Edward A. Lang
	Name:	Edward A. Lang
	Title:	Vice President and Treasurer

CLEARWATER THREE, LLC

	By:	/s/ Edward A. Lang
	Name:	Edward A. Lang
	Title:	Vice President and Treasurer

CLEARWATER FIVE, LLC

	By:	/s/ Edward A. Lang
	Name:	Edward A. Lang
	Title:	Vice President and Treasurer

CLEARWATER SOLUTIONS, LLC

	By:	/s/ Edward A. Lang
	Name:	Edward A. Lang
	Title:	Vice President and Treasurer

AGENT:	ACF FINCO I LP

	By:	/s/ Oleh Szczupak
	Name:	Oleh Szczupak
	Title:	Vice President

Agreed and accepted:

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

By:	/s/ Edward A. Lang
Name:	Edward A. Lang
Title:	Executive Vice President and Chief Financial Officer

1960 WELL SERVICES, LLC
BADLANDS LEASING, LLC
BADLANDS POWER FUELS, LLC, a Delaware limited liability company
BADLANDS POWER FUELS, LLC, a North Dakota limited liability company
HECKMANN WATER RESOURCES CORPORATION
HECKMANN WATER RESOURCES (CVR), INC.
HECKMANN WOODS CROSS, LLC
HEK WATER SOLUTIONS, LLC
IDEAL OILFIELD DISPOSAL, LLC
LANDTECH ENTERPRISES, L.L.C.
NES WATER SOLUTIONS, LLC
NUVERRA TOTAL SOLUTIONS, LLC

By:	/s/ Edward A. Lang
Name:	Edward A. Lang
Title:	Vice President and Treasurer